CONSENT OF INDEPENDENT AUDITORS
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                                                 March 12, 1999

     As independent auditors, we hereby consent to the incorporation by reference in this Form 10-SB of our report, relating to the financial statement of Home.Web, Inc. for the years ended December 31, 1997 and 1996 and the period ended August 31, 1998, included on Form 10-SB for the years ended December 31, 1997 and 1996 and the period ended August 31, 1998.

                                                 /s/ Hawkins Accounting
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                                                 HAWKINS ACCOUNTING
                                                 Certified Public Accountants